                                                                    EXHIBIT 10.1



                               FAXNET CORPORATION

                 1996 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN


1.      Purpose.

        The purpose of this plan (the "Plan") is to secure for FaxNet Corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by key employees of and consultants to the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company, as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the H Code").

2.      Type of Options and Administration.

        (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or nonstatutory options which are not intended to meet the requirements of
Section 422 of the Code.

        (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and ,provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

3.      Eligibility.

        (a) Incentive Stock Options. Incentive Stock Options shall be granted only to persons who are, at the time of grant, employees (including officers and directors who are employees) of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, stock possessing more than 101 of the total combined voting power of all classes of stock of the Company, unless the requirements of paragraph. (b) of Section 11 are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

        (b) Nonstatutory Options. Nonstatutory options shall be granted only to persons who are, at the time of grant, employees (including officers and directors who are employees) or directors of or consultants to the Company. A person who has been granted an option nay, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

        (c) Grant of Options to Officers and Directors. From and after the registration of the Common Stock of the Company under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the selection of an officer or director as a participant in the plan and the timing, price and number of shares for which an option or options may be granted to such officer or director shall be determined either (i) by the Board of Directors, if all of the directors shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of two or more persons having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph (c)
(2) of We 16b-3 under the Exchange Act (or any successor rule), as such term is interpreted from time to time.

4.      Stock Subject to Plan.

        Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which nay be issued and sold under the Plan is 769,226 shares, provided that (i) upon the issuance and sale of 125 additional shares of Series B Convertible Preferred Stock for an aggregate purchase price of $125, 000, an additional 13, 112 shares shall be authorized to be issued and sold under the Plan and (ii) upon the issuance and sale of 1,000 shares of Series C Convertible Preferred Stock for an aggregate purchase price of $1, 000, 000, an additional 90,427 shares shall be authorized to be issued and sold under the Plan, all of which shares may be issued and sold pursuant to Incentive Stock Options granted under the Plan or pursuant to nonstatutory options under the Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent option grants under the Plan.

5.      Forms of Option Agreements.

        As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors. Each option agreement shall state whether the options granted thereby are Incentive Stock Options or nonstatutory options.

6.      Purchase Price.

        (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 1001 of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110t of such fair market value in the case of options described in paragraph (b) of Section 11, and (ii) in the case of a nonstatutory option, the exercise price shall be determined in the sole discretion of the Board of Directors, at the time of grant of such option.

        (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, by delivery to the Company of shares of Cannon Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock which nay be delivered upon exercise of an option shall be determined in accordance with the terms of the applicable option agreement.

7.      Option Period.

        Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section 11) and, in the case of nonstatutory options, in no event after the expiration of ten years plus 30 days from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan.

8.      Exercise of Options.

        Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of
Section 7 above.

9.      Nontransferability of Options.

        No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent: and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the optionee, the option shall be exercisable only by such person.

10.     Effect of Termination of Employment.

        No incentive stock option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that if and to the extent the option agreement or instrument so provides:

        (a) the option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement);

        (b) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

        (c) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement);

provided, however, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

11.     Incentive Stock Options.

        Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

        (a) Dollar Limitation. If Incentive Stock Options granted to any employee under the Plan (and any other incentive stock option plans of the Company), in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000, then, to the extent required under the Code, the option to acquire such excess shall be treated as a nonstatutory option.

        (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the `grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424 (d) of the Code) , then, to the extent required under the Code, the option shall be treated as a nonstatutory option unless the following special provisions are applicable to the option granted to such individual:

                          (i) The purchase price per share of the Common Stock
subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                          (ii) The option exercise period shall not exceed five
years from the date of grant.

12.     Additional Provisions.

        (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

        (b) Acceleration. The Board of Directors may, in its sole discretion, accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised.

13.     General Restrictions.

        (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

        (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.     Rights as a Shareholder.

        The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as provided below in Section 15, no adjustment shall be made for dividends or other rights f or which the record date is prior to the date such stock certificate is issued.

15.     Adjustments.

        (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (ii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

        (b) Board Authority to Make Adjustments. Adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.     Reorganization.

        (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors (of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization, liquidation, sale or transfer unless exercised by the optionee within a specified number of days following the date of such notice, or (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable) and
(B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

        (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.     No Special Employment Rights.

        Nothing contained in the Plan or in any option shall confer upon. any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined at the time of such absence in accordance with the provisions of
Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

18.     Other Employee Benefits.

        The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.     Amendment of the Plan.

        The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) increase the maximum number of shares which may be issued under the Plan (except for adjustments specifically provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding Option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

20.     Withholding.

        (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, (ii) by delivering to the Company shares of Common Stock already owned by the optionee, or (ii) by delivering cash. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        (b) Notwithstanding the foregoing, in the case of an optionee subject to the reporting requirements of Section 16(a) of the Exchange Act, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of sale 16b-3 (e) or any successor rule under such Act.

21.     Cancellation and New Grant of Options.

        The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

22.     Effective Date and Duration of the Plan.

        (a) Effective Date. The Plan shall became effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months before or after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section
19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall became exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that: such amendment to the Plan was required to enable the Company, to grant such option to a particular optionee. Subject to this limitation, options may, be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

        (b) Termination. The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors (or approval by shareholders, if earlier) , or (ii) the date con which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

        Adopted by the Board of Directors on February __, 1996

                                                                       EXHIBIT A


                               FAXNET CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

        1. Grant of Option. FaxNet Corporation, a Delaware corporation (the "Company"), hereby grants to ____________________ (the "Employee"), an option, pursuant to the Company's 1996 Employee and Consultant Stock Option Plan (the "Plan") , to purchase an aggregate of __________shares of Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of $_____ per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal. Revenue Code of 1986, as amended (the "Code").

        2. Incentive Stock Option. This option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Code.

        3. Exercise of Option and Provisions for Termination.

               (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (or five years in the case of an option described in paragraph (b) of Section 11 of the Plan) (hereinafter the "Expiration Date") in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.


                                                      Total No. of
           Exercise Period                         Shares Exercisable
           ---------------                         ------------------
           Prior to _____________, 19___                  -0-

           On or after __________, 19___               __________
           but prior to _________, 19___

           On or after __________, 19___               __________
           but prior to _________, 19___

           On or after __________, 19___               __________
           but prior to _________, 19___

           On or after __________, 19___               __________

This option may not be exercised at any time on or after the Expiration Date.

               (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Employee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by, the Treasurer of the Company of such written notice together with the required payment. The Employee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

               (c) Except: as otherwise provided in this Section 3, this option may not be exercised unless the Employee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company. For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424 (a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of this option to be employment by the Company.

               (d) Exercise Period loon Termination of Employment. If the Employee ceases to be employed by the Company for any reason other than death or disability or a discharge for "cause," as provided below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Employee was entitled to exercise this option on the date of such cessation.

               (e) Exercise Period Upon Death or Disability. If the Employee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date while he or she is an employee of the Company, or if the Employee dies within three months after the Employee ceases to be an employee of the Company (other than as the result of a discharge for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Employee (but in no event after the Expiration Date), by the Employee or by the person to whom this option is transferred by will or the laws of descent: and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be exercisable only to the extent that this option was exercisable by the Employee on the date of his or her death or disability Except as otherwise indicated by the context, the term "Employee, " as used in this option, shall be deemed to include the estate of the Employee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Employee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

               (f) Discharge for Cause. If the Employee, prior to the Expiration Date, ceases his or her employment with the Company because he or she is discharged for "cause" (as defined below) , the right to exercise this Option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Employee's employment or willful failure to perform his or her employment responsibilities in the best interests of the Company (including, without limitation, breach by the Employee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Employee and the Company) , as determined by the Company, which determination shall be conclusive.

        4.     Payment of Purchase Price.

               (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of: such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Employee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

               (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

               (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Employee exercises options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

               (d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company nay be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

        5.     Delivery of Shares; Compliance With Securities Laws, Etc.

               (a) General. The Company shall, upon payment of the option price for the number. of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

               (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the share, subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        6. Nontransferability of Option. Except as provided in paragraph (e) of
Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

        7. No Special Employment Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the

Company and shall at no time take any action which, directly or indirectly, would be inconsistent with the best interests of the Company.

        8. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Employee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        9.     Adjustments.

               (a) General If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment no, be made in Q) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

               (b) Board Authority to Make Adjustments. Adjustments under this
Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

               (c) Limits on Adjustments. No adjustment shall be made under this
Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Employee.

        10.    Mergers, Etc.

               (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an "Organic Event") , the Employee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.

               (b) Acceleration. In the event of the occurrence of an Organic Event after the first anniversary of the date hereof, the vesting schedule set forth in Section 3 (a) of this Agreement may be accelerated in whole or in part at the sole discretion of the Board of Directors of the Company.

        11. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Employee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

        12. Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him, nor within two years after the grant of the option. If the Employee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

        13.    Investment Representations; Legend.

               (a) Representations. The Employee represents, warrants and covenants that:

                          (i) Any shares purchased upon exercise of this option
shall be acquired for the Employee's account or investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

                          (ii) The Employee has had such opportunity as he or
she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Employee to evaluate the merits and risks of his or her investment in the Company.

                          (iii) The Employee is able to bear the economic risk
of holding shares acquired pursuant to the exercise of this option for an indefinite period.

                          (iv) The Employee understands that (A) the shares
acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

By making payment upon exercise of this option, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

               (b) Legend on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

               "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

        14.    Miscellaneous.

               (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

               (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

               (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Date of Grant:                          FAXNET CORPORATION

_______________, 199__

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                              EMPLOYEE'S ACCEPTANCE

        The undersigned hereby accepts the foregoing Option and agrees to the terms and (conditions thereof . The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Employee and Consultant Stock Option Plan.

                                        EMPLOYEE



                                        ----------------------------------------

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                                       EXHIBIT B


                               FAXNET CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT


        1. Grant of Option. FaxNet Corporation, a Delaware corporation (the "Company"), hereby grants to _______________ (the "Optionee") an option, pursuant to the Company's 1996 Employee and Consultant Stock Option Plan (the "Plan") , to purchase an aggregate of __________ shares of Common Stock, $0.01 par value ("Common Stock") , of the Company at a price of $_____ per share, purchasable as set forth in, and subject to the terms and conditions of, this option and the plan. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code H ) . Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code.

        2.     Exercise of Option and Provisions for Termination.

               (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the date 30 days after the tenth anniversary of the date of grant (hereinafter the "Expiration Date") in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.


                                                      Total No. of
           Exercise Period                         Shares Exercisable
           ---------------                         ------------------
           Prior to _____________, 19___                  -0-

           On or after __________, 19___               __________
           but prior to _________, 19___

           On or after __________, 19___               __________
           but prior to _________, 19___

           On or after __________, 19___               __________
           but prior to _________, 19___

           On or after __________, 19___               __________


This option may not be exercised at any time on or after the Expiration Date.

               (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

               [(c) Continuous Employment Required. Except: as otherwise provided in this Section 2, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company or, in the case of an Optionee who is a consultant to the Company, unless the consulting relationship is not interrupted or terminated by the Company. For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1. 421- 7 (h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code, applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of this option to be employment by the Company.

               (d) Termination of Employment. "If the Optionee ceases to be employed by the Company or if the Optionee's consulting relationship is interrupted or terminated by the Company for any reason other than death or disability or a discharge for "cause," as provided. below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

               (e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date, while he or she is an employee of or consultant to the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of or consultant to the Company (other than as the result of a discharge for "cause', or termination of a consulting relationship for "cause", in each case as specified in paragraph W below) , this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

               (f) Discharge for Cause. If the Optionee, prior to the Expiration Date, ceases his or her employment or consulting relationship with the Company because he or she is discharged or terminated for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Optionee's employment or consulting relationship or willful failure to perform his or her employment or consulting responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive.]

        3.     Payment of Purchase Price.

               (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

               (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

               (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

               (d) Restrictions Upon Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

        4.     Delivery of Shares; Compliance With Securities Law, Etc.

               (a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

               (b) Listing, Qualification. Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        5. Nontransferability of Option. Except as provided in paragraph (e) of
Section 2, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

        6. No Special Employment Or Consulting Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee or the continuation of the consulting relationship with the Optionee for the period within which this option may be exercised. However, during the period of the Optionee's employment or consulting relationship, the Optionee shall. render diligently and faithfully the services which are assigned f ram time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

        7. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which nay be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        8.     Recapitalization.

               (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

               (b) Board Authority to Make Adjustments. Adjustments under this
Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.

        9.     Mergers. Etc.

               (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an "Organic Event") , the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.

               (b) Acceleration. In the event of the occurrence of an Organic Event after the first anniversary of the date hereof, the vesting schedule set forth in Section 3 (a) of this Agreement may be accelerated in whole or in part at the sole discretion of the Board of Directors of the Company.

        10. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

        11.    Investment Representations; Legend.

               (a) Representations. The Optionee represents, warrants and covenants that:

                          (i) Any shares purchased upon exercise of this option
shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of: the shares in violation of the Securities Act of 1933 (the "Securities Act") , or any rule or regulation under the Securities Act.

                          (ii) The Optionee has had such opportunity as he or
she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

                          (iii) The Optionee is able to bear the economic risk
of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

                          (iv) The Optionee understands that (A) the shares
acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

               (b) Legend on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

               "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

        12.    Miscellaneous.

               (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

               (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

               (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Date of Grant:                          FAXNET CORPORATION

_______________, 199___

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                              OPTIONEE'S ACCEPTANCE

        The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Employee and Consultant Stock Option Plan.

                                        OPTIONEE


                                        ----------------------------------------

                                        ADDRESS:
                                                --------------------------------

                                                --------------------------------